UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (earliest event reported): February 6, 2008

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100
Rancho Cucamonga, California 91730
(Address of principal executive offices) (Zip code)

(909) 987-9220
(Registrant’s telephone number, including area code)

Not applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 6, 2008, EMRISE Corporation issued a press release announcing the preliminary results of the fourth quarter 2007 entitled “EMRISE Corporation Announces Preliminary 2007 Fourth Quarter Financial Results; Record Revenue, Gross Margin Up, Profitable.”  A copy of the press release is included as Exhibit 99.1 in Item 9.01 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

d.	Exhibits:

	99.1	Press Release titled “EMRISE Corporation Announces Preliminary 2007 Fourth Quarter Financial Results; Record Revenue, Gross Margin Up, Profitable” dated February 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: February 7, 2008	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description
99.1	Press Release titled “EMRISE Corporation Announces Preliminary 2007 Fourth Quarter Financial Results; Record Revenue, Gross Margin Up, Profitable” dated February 6, 2008.